UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under Rule 14a-12

LION COPPER AND GOLD CORP.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X] No fee required

[  ] Fee paid previously with preliminary materials.

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general meeting of shareholders (the "Meeting") of Lion Copper and Gold Corp. (the "Company") will be held at Suite #1200 - 750 West Pender Street, Vancouver, British Columbia, Canada on August 12, 2026 at 10:00 a.m. (Pacific Time) for the following purposes:

1. to receive and consider the consolidated financial statements of the Company for the fiscal year ended December 31, 2025, together with the report of the auditor thereon;

2. to fix the number of directors of the Company at five;

3. to elect directors of the Company for the ensuing year;

4. to re-appoint MNP LLP, Chartered Professional Accountants as the auditor of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor;

5. to approve an ordinary resolution ratifying, confirming and approving the adoption of the Company's 2026 Stock and Incentive Plan, as more particularly described in the accompanying Proxy Statement and Information Circular;

6. to approve the consolidation of the issued and outstanding Common Shares of the Company at a consolidation ratio within the range of one (1) post-consolidation Common Share for every twenty (20) to thirty (30) pre-consolidation Common Shares, with the final consolidation ratio and effective date to be determined by the Board of Directors in its sole discretion, as more particularly described in the accompanying Proxy Statement and Information Circular;

7. to consider and, if thought advisable, to pass, with or without variation, an ordinary resolution to approve an amendment to the articles of the Company to increase the quorum requirement for meetings of shareholders from one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders to two or more persons who are, or who represent by proxy, shareholders who in the aggregate hold at least thirty three and one-third percent (33 1/3%) of the issued shares entitled to be voted at the meeting, as more particularly described in the accompanying Proxy Statement and Information Circular; and

8. to transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

Accompanying this Notice is a Proxy Statement and Information Circular, the Company's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC, as further amended by the Company's Annual Report on Form 10-K/A (collectively, the "Annual Report"), a form of proxy (the "Proxy") or voting instruction form, and a request card for use by Shareholders who wish to receive the Company's interim and/or annual financial statements. The Annual Report serves as the Company's "annual report to security holders" under SEC Rule 14a-3(b). The Proxy Statement and Information Circular provides additional information relating to the matters to be considered at the Meeting and forms part of this Notice.

The Board of Directors has fixed the close of business on June 22, 2026 as the record date for determining the shareholders who are entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. A shareholder entitled to vote at the Meeting is entitled to appoint a proxyholder to attend and vote in his/her stead. If you are unable to attend the Meeting, or any adjournment or postponement thereof, in person, please date, execute, and return the enclosed Proxy in accordance with the instructions set out in the notes to the Proxy and any accompanying information from your intermediary.

DATED this 22nd day of June, 2026.

ON BEHALF OF THE BOARD OF DIRECTORS

By:	"Charles Travis Naugle"
Co-Chairman of the Board

These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 12, 2026

In this Proxy Statement and Information Circular, all references to "$" are references to United States dollars and all references to "C$" are references to Canadian dollars. As at June 22, 2026, one Canadian dollar was equal to approximately $0.7061 in U.S. Currency. Except where otherwise indicated, the information contained herein is stated as of June 22, 2026.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the "Board") of Lion Copper and Gold Corp., incorporated in British Columbia, Canada (the "Company" or "Lion"), for use at the Annual General Meeting of Shareholders (the "Meeting") of the Company to be held at 10:00 a.m. (Pacific time) on August 12, 2026, or at any adjournment or postponement thereof for the purposes set forth in the accompanying notice of Meeting.

This Proxy Statement and Information Circular and the accompanying proxy card are being mailed to our shareholders on or about July 14, 2026.

Our administrative offices are located at 517 West Bridge Street, Suite A, Yerington, NV, 89447, USA.

In this Proxy Statement and Information Circular, references to "Common Shares" means common shares without par value in the capital of the Company. "Registered Shareholders" means shareholders whose names appear on the records of the Company as the registered holders of Common Shares. "Non-Registered Shareholders" means shareholders who do not hold Common Shares in their own name. "Intermediaries" refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Non-Registered Shareholders.

GENERAL PROXY INFORMATION

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. The Company will bear all costs of this solicitation. We have arranged to send meeting materials directly to Registered Shareholders, as well as Non-Registered Shareholders who have consented to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (non-objecting beneficial owners). We have not arranged for Intermediaries to forward the meeting materials to Non-Registered Shareholders who have objected to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (objecting beneficial owners). As a result, objecting beneficial owners will not receive the Proxy Statement and Information Circular and associated meeting materials unless their Intermediary assumes the costs of delivery.

Appointment and Revocation of Proxies

The individuals named in the accompanying form of proxy (the "Proxy") are officers of the Company or solicitors for the Company. If you are a Registered Shareholder, you have the right to attend the Meeting or vote by proxy and to appoint a person or company other than the person designated in the Proxy, who need not be a Shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of Proxy.

Voting by Registered Shareholders

If you are a Registered Shareholder and wish to have your shares voted at the Meeting, you will be required to submit your vote by proxy. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the enclosed form of Proxy and returning it to the Company's transfer agent, Computershare Investor Services Inc. ("Computershare"), in accordance with the instructions on the Proxy. Alternatively, Registered Shareholders may vote their shares via the internet or by telephone as per the instructions provided on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment or postponement thereof at which the Proxy is to be used. If completed Proxies are received after said deadline, they shall not be accepted for the purpose of voting at the Meeting unless authorized by the Chairman of the Meeting, in his or her sole discretion.

Every Proxy may be revoked by an instrument in writing:

(i) executed by the Shareholder or by his/her attorney authorized in writing or, where the Shareholder is a company, by a duly authorized officer or attorney of the company; and

(ii) delivered either to the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, at which the Proxy is to be used, or to the chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof, or in any other manner provided by law.

Only Registered Shareholders have the right to revoke a Proxy. Non-Registered Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf. If you are a Non-Registered Shareholder, see "Voting by Non-Registered Shareholders" below for further information on how to vote your Common Shares.

Exercise of Discretion by Proxyholder

If you have the right to vote by proxy, the persons named in the Proxy will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

(i) each matter or group of matters identified therein for which a choice is not specified;

(ii) any amendment to or variation of any matter identified therein;

(iii) any other matter that properly comes before the Meeting; and

(iv) exercise of discretion of the proxyholder.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy for the approval of such matter. Management is not currently aware of any other matters that could come before the Meeting.

Voting by Non-Registered Shareholders

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Non-Registered Shareholders should note that the only Proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If Common Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Common Shares will not be registered in the Shareholder's name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder's Intermediary or an agent of that Intermediary. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. as nominee for The Canadian Depositary for Securities Limited (which acts as depositary for many Canadian brokerage firms and custodian banks), and in the United States, under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

If you have consented to disclosure of your ownership information, you will receive a request for voting instructions from the Company (through Computershare). If you have declined to disclose your ownership information, you may receive a request for voting instructions from your Intermediary if they have assumed the cost of delivering the Proxy Statement and Information Circular and associated meeting materials. Every Intermediary has its own mailing procedures and provides its own return instructions to clients. However, most Intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge") in the United States and in Canada.

If you are a Non-Registered Shareholder, you should carefully follow the instructions on the voting instruction form received from Computershare or Broadridge in order to ensure that your Common Shares are voted at the Meeting. The voting instruction form supplied to you will be similar to the Proxy provided to the Registered Shareholders by the Company. However, its purpose is limited to instructing the Intermediary on how to vote on your behalf.

The voting instruction form sent by Computershare or Broadridge will name the same persons as the Company's proxy to represent you at the Meeting. Although as a Non-Registered Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you (who need not be a Shareholder), may attend at the Meeting as Proxyholder for your Intermediary and vote your Common Shares in that capacity. To exercise this right to attend the meeting or appoint a Proxyholder of your own choosing, you should insert your own name or the name of the desired representative in the blank space provided in the voting instruction form. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as Proxyholder for your Intermediary. The completed voting instruction form or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a voting instruction form from Computershare or Broadridge, you cannot use it to vote Common Shares directly at the Meeting. The voting instruction form must be completed as described above and returned in accordance with its instructions well in advance of the Meeting in order to have the Common Shares voted.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is, subject to the special rights and restrictions attached to the share of any class or series of shares, one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to the Company's articles (the "Articles"), present in person or by proxy. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted, and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not be considered votes cast with respect to any of the matters brought before the Meeting.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" fixing the number of directors at five, "FOR" the election of each of the nominees to the Board named in this Proxy Statement and Information Circular, "FOR" the appointment of MNP LLP, as independent auditors of the Company for the fiscal year ending December 31, 2026 and to authorize the directors to fix their remuneration, "FOR" the approval of an ordinary resolution ratifying, confirming and approving the adoption of the Company's 2026 Stock and Incentive Plan, "FOR" the approval of the consolidation of the issued and outstanding Common Shares of the Company at a consolidation ratio within the range of one (1) post-consolidation Common Share for every twenty (20) to thirty (30) pre-consolidation Common Shares, with the final consolidation ratio and effective date to be determined by the Board in its sole discretion, and "FOR" the approval of an ordinary resolution to approve an amendment to the Articles of the Company to increase the quorum requirement for meetings of shareholders from one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders to two or more persons who are, or who represent by proxy, shareholders who in the aggregate hold at least thirty three and one-third percent (33 1/3%) of the issued shares entitled to be voted at the meeting. It is not expected that any matters other than those referred to in this Proxy Statement and Information Circular will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the election of directors and the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting.

RECORD DATE AND QUORUM

The Board has fixed the record date for the Meeting as the close of business on June 22, 2026 (the "Record Date"). Shareholders of record as at the Record Date are entitled to receive notice of the Meeting and to vote their Common Shares at the Meeting, except to the extent that any such Shareholder transfers any Common Shares after the Record Date and the transferee of those Common Shares establishes that the transferee owns the Common Shares and demands, not less than ten (10) days before the Meeting, that the transferee's name be included in the list of Shareholders entitled to vote at the Meeting, in which case, only such transferee shall be entitled to vote such Common Shares at the Meeting.

Under the Articles of the Company, the quorum for the transaction of business at a meeting of Shareholders is one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to the Articles, present in person or by proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The Company's authorized capital consists of an unlimited number of Common Shares without par value. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting. On the Record Date, there are 431,181,105 Common Shares issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control or direction over Company shares carrying more than 5% of the outstanding voting rights as at the Record Date are:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued and Outstanding
Tony Alford Kernersville, NC, USA	128,952,777(2)	Direct and Jointly with Spouse	29.9%

Notes:

(1) The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on the most recent Form 4 filed with the SEC or available at www.sedi.ca, or from the shareholder.

(2) This figure does not include 15,234,794 Common Shares registered to Mr. Alford's spouse, 74,276,012 Common Shares issuable pursuant to exercise of warrants, 29,995,000 Common Shares issuable pursuant to exercise of options, and 14,507,772 Common Shares issuable upon conversion of secured convertible debentures.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein.

For the purpose of this paragraph, "Person" shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company's last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Company's directors, the only matters to be placed before the Meeting are those set forth in the accompanying Notice of Meeting and discussed below.

1. PRESENTATION OF FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company for the financial year ended December 31, 2025, together with the auditor's report thereon, will be placed before the Meeting. The Company's financial statements are available on the System of Electronic Document Analysis and Retrieval (SEDAR+) website at www.sedarplus.ca and on EDGAR at www.sec.gov.

2. ELECTION OF DIRECTORS

The Board proposes to fix the number of directors of the Company at five and that the following five nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected, unless their office is earlier vacated: Dr. Thomas Patton, Tony Alford, Charles Travis Naugle, Frederick Scruggs and Mark Sharman.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board anticipates that the five nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

THE BOARD RECOMMENDS A VOTE "FOR" FIXING THE TOTAL NUMBER OF DIRECTORS AT FIVE AND "FOR" THE ELECTION OF EACH OF THE FIVE NOMINEES.

The Company has adopted a Majority Voting Policy in its Corporate Governance Principles. Pursuant to this Policy, any nominee proposed for election as a director in an uncontested election who receives, from the shares voted at the Meeting in person or by proxy, a greater number of shares withheld than shares voted in favour of his or her election, must promptly tender his or her resignation to the Chairman of the Board. Any such resignation shall take effect upon acceptance by the Board. The Compensation and Nomination Committee, if constituted, will expeditiously consider the director's offer to resign and, unless there are extraordinary circumstances, will recommend to the Board to accept such resignation. The Board will have 90 days to make a final decision and announce such decision, including any reasons for not accepting a resignation, by way of a press release. The applicable director will not participate in any Committee or Board deliberations after the resignation offer.

The following table sets out the names of the nominees, their positions and offices in the Company, principal occupations, the period of time that they have been directors of the Company, and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position within the Company	Director Since	# of Common Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised	Principal Occupation(1)
Tony Alford(2) Kernersville, NC, USA Director	September 13, 2021	128,952,777(3)	Founder and President of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services.
Charles Travis Naugle(2) Timnath, CO, USA Director and Co-Chairman	June 18, 2021	2,231,667	Chairman and CEO of Silver Bow Mining Corp., Executive Chairman of Falcon Copper Corp., founder, director and advisor for various enterprises in the natural resource sector.
Dr. Thomas Patton(2) Maple Falls, WA, USA Director and Co-Chairman	November 6, 1998	10,397,110	Resource exploration advisor.
Frederick Scruggs Forest, VA, USA Proposed Director	N/A	3,993,933(4)	Financial advisor, owner and founder of Financial Designs.
Mark Sharman Naples, FL, USA Proposed Director	N/A	6,438,106(5)	Vice President of Forestry Sales at Custom Truck One Source. Manufacturing and operations executive, commercial/residential developer.

Notes:

(1) The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled or directed is not within the knowledge of management of the Company and has been furnished by the respective nominees. Unless otherwise stated above, the nominees named above have held the principal occupation or employment indicated for at least the five preceding years.

(2) Member of the audit committee of the Company.

(3) This figure does not include 15,234,794 Common Shares registered to Mr. Alford's spouse, 74,276,012 Common Shares issuable pursuant to exercise of warrants, and 29,995,000 Common Shares issuable pursuant to exercise of options, and 14,507,772 Common Shares issuable upon conversion of secured convertible debentures.

(4) Includes 378,500 Common Shares owned directly by Mr. Scruggs, and 3,615,433 Common Shares held in the Financial Designs 401(k) Profit Sharing Plan, in which Mr. Scruggs has a beneficial interest.

(5) Includes 1,794,741 Common Shares owned directly by Mr. Sharman, and 4,643,365 Common Shares held by Markstone LLC, of which Mr. Sharman is a 50% partner.

Dr. Thomas Patton - Mr. Patton is the former President and COO of Western Silver, former Senior VP Exploration and Business Development, Kennecott, and former Managing Director of Rio Tinto Mining and Exploration, South America. Mr. Patton has worked as a resource exploration geologist for over 40 years. He notably headed the Western Silver team that discovered and delineated the world's largest silver reserve, Penasquito, and subsequently sold it to Glamis Gold (now Goldcorp) for $1.2 billion in 2006.

Tony Alford - Mr. Alford is the founder and president of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services, for many of the fortune 500 companies across the United States. In 1993, Mr. Alford founded Alford Investments focusing on real estate investment properties, pharmacy distribution, food-related and natural resource companies. Mr. Alford also served as a director of Revett Minerals Inc. in 2009 and 2010.

Charles Travis Naugle - Mr. Naugle is the Chairman and CEO of Silver Bow Mining Corp., a mineral resources company listed on the NYSE American, Executive Chairman of Falcon Copper Corp. and a seasoned executive and officer in gold, copper, and strategic & critical metals mining companies. He participated in the design, construction, and operation of mining projects in the U.S., Eurasia, Russia, and Asia. His track record includes a focus on environmental and sustainability initiatives in collaboration with local and indigenous peoples, numerous asset and company-level transactions, negotiating international joint ventures, and securing a bilateral mining treaty between two sovereign nations. A licensed Professional Engineer, Mr. Naugle received his MBA from the University of Chicago Booth School of Business and holds a degree in mining engineering from Montana Tech.

Frederick Scruggs - Mr. Scruggs founded Financial Designs in 1983, focusing on continuity planning, succession planning, and exit planning, as well as providing financial solutions and business coaching. The firm currently manages $700 million in assets. Mr. Scruggs has a BBA from the College of William & Mary and holds the Chartered Life Underwriter (CLU®) and Chartered Financial Consultant (ChFC®) designations from The American College, along with the Certified 401(k) Professional (C(k)P®) designation. In addition to his advisory work, Mr. Scruggs is a published author and keynote speaker in financial services and is the founder of 11X, a coaching and training firm for financial advisors.

Mark Sharman - Mr. Sharman is a manufacturing and operations executive with more than 40 years of leadership experience. He currently serves as Vice President of Forestry Sales at Custom Truck One Source. He previously served as Owner and President of Forestry Equipment of Virginia Inc., where he grew the company into a leading producer of aerial bucket trucks with sales across all 50 states and Canada. In 2015, the company was acquired by Blackstone Private Equity through Custom Truck One Source where Mr. Sharman served as CEO of the Forestry division, in a transaction valued at approximately $1.5 billion, following which Mr. Sharman served as a Board Advisor until 2021. The company was subsequently acquired by Platinum Equity, a global private equity firm. Mr. Sharman is also currently a partner in various land development and commercial rental projects.

Except as otherwise disclosed herein, to the knowledge of the Company, no proposed director of the Company is, as at the date of this Proxy Statement and Information Circular, or has been, within 10 years before the date of this Proxy Statement and Information Circular, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(a) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or

(b) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes of subsection (a) above, "order" means:

(i) a cease trade order;

(ii) an order similar to a cease trade order; or

(iii) an order that denied the relevant company access to any exemption under securities legislation;

that was in effect for more than 30 consecutive days.

To the knowledge of the Company, no proposed director of the Company:

(a) is, as at the date of this Proxy Statement and Information Circular, or has been within 10 years before the date of this Proxy Statement and Information Circular, a director or executive officer of any company (including the Company) that, while that person was acting in the that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(b) has, within the 10 years before the date of this Proxy Statement and Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director or executive officer;

(c) has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(d) has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

3. APPOINTMENT OF INDEPENDENT AUDITORS

MNP LLP ("MNP"), was appointed as the Company's independent auditors in 2021. MNP served as the Company's independent auditors for the fiscal year ended December 31, 2025, and has been appointed by the Board to continue as the Company's independent auditor for the fiscal year ending December 31, 2026, and until the next annual general meeting of shareholders.

Representatives of MNP are not expected to be present at the Meeting; however, if in attendance, they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Shareholders.

Section 10A(i) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), prohibits the Company's independent auditor from performing audit services for the Company as well as any services not considered to be "audit services" unless such services are pre-approved by the Audit Committee, or unless the services meet certain de minimis standards.

Under the Company's Audit Committee Charter, all non-audit services to be performed by the Company's independent auditor must be approved in advance by the Audit Committee.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF MNP LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote is required. In the event a majority of the votes cast at the Meeting are not voted in favour of appointment, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2026.

4. ADOPTION OF THE COMPANY'S 2026 STOCK AND INCENTIVE PLAN

At the Meeting, Shareholders will be asked to approve an ordinary resolution ratifying, confirming and approving the adoption of the Company's 2026 Stock and Incentive Plan (the "Incentive Plan").

On June 26, 2026, the Board unanimously approved and adopted, subject to the approval of the Shareholders, the Incentive Plan. The purpose of the Incentive Plan is to promote the interests of the Company and its Shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors, and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through stock-based awards and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Shareholders.

The Incentive Plan authorizes the compensation committee of the Board or such other committee designated by the Board to administer the Incentive Plan (the "Committee") to provide equity based compensation in the form of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units ("RSUs"), dividend equivalents, or other stock-based awards (collectively, "Awards").

The Company currently maintains the 2024 Stock Option Plan (the "2024 Rolling Plan"), which succeeded the 20% Fixed Stock Option Plan (the "2024 Fixed Plan") (collectively, the "Prior Stock Plans"). Options are currently issuable only under the 2024 Rolling Plan. Outstanding options under the 2024 Fixed Plan remain governed by the terms of that plan, but no further options will be granted under the 2024 Fixed Plan. If the Incentive Plan is approved by the Shareholders, no further grants will be made under either Prior Stock Plan, though all outstanding grants under the Prior Stock Plans will remain in effect in accordance with the terms of the applicable plan.

Incentive Plan Highlights and Certain Important Provisions

  Overall Share Limit. The total number of Common Shares reserved under the Incentive Plan is 21,559,055. In addition certain shares under the Prior Stock Plans may become available under the Incentive Plan (see below under "Common Shares Available for Awards")
  No Evergreen Provision. The Incentive Plan does not contain an "evergreen" provision that will automatically increase the number of Common Shares authorized for issuance under the Incentive Plan.
  No Repricing of "Underwater" Options. The Incentive Plan prohibits the repricing of "underwater" stock options and SARs without shareholder approval. Such prohibition includes (i) amending or modifying the terms of the option or SAR to lower the exercise price; (ii) canceling the underwater option or SAR and granting either (A) replacement options or SARs having a lower exercise price; or (B) restricted stock, RSUs or other stock-based Award in exchange; or (iii) cancelling or repurchasing the underwater option or SAR for cash or other securities.
  No Discount. All options and SARs must have an exercise price or grant price, as the case may be, equal to or greater than the fair market value of the underlying Common Shares on the date of grant (unless such Award is granted in substitution for a stock option or SAR previously granted by an entity that is acquired by or merged with the company).
  No Liberal Change in Control Provisions. The Incentive Plan prohibits any award agreement from having a change in control provision that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or shareholder approval of (rather than the consummation of) a change in control transaction.

  Awards Subject to Clawback. Awards under the Incentive Plan will be subject to our clawback policies, as may be adopted from time to time, and any recovery or penalties pursuant to any applicable law, rule or regulation or applicable stock exchange rule.

Incentive Plan Benefits

Future benefits under the Incentive Plan cannot be determined at this time because the grants are at the discretion of the Board or the Committee and because their value may be dependent upon the satisfaction of vesting conditions and the future price of the Common Shares. The Board and the Committee have not granted any incentive awards that are conditional on the approval of this resolution, and there are no existing contractual obligations to issue incentive awards that are contingent upon the approval of this resolution. Because the grant of incentive awards under the Incentive Plan is at the sole discretion of the Board and the Committee, it cannot currently be determined how many of such incentive awards may be granted in the future to any individual participant (including our named executive officers), all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Company or all employees as a group. No person is set to receive 5% or more of the options or other awards under the Incentive Plan.

Summary of the Incentive Plan

The following brief summary of the Incentive Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Incentive Plan, a copy of which is attached to this Proxy Statement and Information Circular as Schedule "B".

Eligibility

Eligibility under the Incentive Plan is limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company or any entity controlled by the Company (an "Affiliate"), or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

As of June 22, 2026, there were 8 employees, 3 executive officers, 3 non-employee directors, and 2 consultants, independent contractors or advisors that would be eligible to participate under the Incentive Plan. Outside of Incentive Stock Options, which, assuming the Incentive Plan is approved, may not be granted to any person who is not an employee of the Company, a subsidiary or parent (including any non-employee directors) at the time of grant, all classes can participate equally in the equity awards granted under Incentive Plan. The Committee, in its sole discretion, will determine which eligible persons will receive Awards under the Incentive Plan.

Common Shares Available for Awards

Subject to customary capitalization adjustments, the aggregate number of Common Shares that may be issued under all Awards under the Incentive Plan shall equal 21,559,055. In addition, any Common Shares subject to any outstanding award under the Prior Stock Plans (the "Prior Awards") that, on or after the date the Incentive Plan is approved by Shareholders, are not purchased or are forfeited, paid in cash or reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such Prior Award will become available under the Incentive Plan. Any Common Shares subject to an Award that are not purchased or are forfeited or are reacquired by the Company, or that otherwise terminate or are cancelled without the delivery of any Common Shares shall again be available for grant under the Incentive Plan. Common Shares underlying Awards that can only be paid in cash do not count against the overall Incentive Plan share limit.

Solely for the avoidance of doubt and without limiting the foregoing, the Incentive Plan provides that the following Common Shares shall be recycled and again made available for grant under the Incentive Plan: (i) any Common Shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a "net exercise" or any Common Shares tendered in payment of the exercise price of an option; (ii) any Common Shares withheld by the Company or Common Shares tendered to satisfy tax withholding obligations with respect to an Award; (iii) Common Shares covered by a stock-settled SAR issued under the Incentive Plan that are not issued in connection with settlement in Common Shares upon exercise; or (iv) Common Shares that are repurchased by the Company using option exercise proceeds. Any Common Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Common Shares available for Awards under the Incentive Plan.

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company or other similar corporate transaction or event affects the Common Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Common Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Common Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the annual limitations on Awards to employees, officers, consultants, advisors, and non-employee directors; provided, that the number of Common Shares covered by any Award or to which such Award relates shall always be a whole number.

Types of Awards

Options

The Incentive Plan authorizes awards of options, including both incentive stock options ("ISOs") and non-statutory stock options. Subject to the limitations of the Incentive Plan, the Committee may grant options for such number of Common Shares and having such terms as the Committee designates.

Options shall vest and be exercisable in the timeframe determined by the Committee, which shall be set forth in the applicable option award agreement. The Committee fixes the term of each option when granted, but such term may not be greater than 10 years from the date of grant, except that in the event of an ISO granted to a participant who owns more than ten percent of our stock, the term of the option may not be greater than 5 years from the date of grant. The exercise price of options is established by the Committee and shall not be less than 100% of the fair market value of a Common Share on the date of grant, except when an option is granted in substitution for an option previously granted by an entity that is acquired by or merged with the Company or an Affiliate; provided, that the exercise price of an ISO granted to a participant who owns more than ten percent of our stock shall not be less than 110% of the fair market value of a Common Share on the date of grant. In addition, for so long as the Common Shares are listed on the Canadian Securities Exchange (the "CSE"), the exercise price of options will not be lower than the greater of C$0.05 and the last closing price for the Common Shares as quoted on the CSE on the trading day prior to the date of grant. Payment for the exercise price may be made in cash or its equivalent, payment in unrestricted Common Shares already owned by the participant or, to the extent permitted under the relevant option award agreement, payment through the withholding of Common Shares that would otherwise be issuable in connection with the exercise of the options.

Stock Appreciation Rights

The Incentive Plan authorizes awards of SARs, which confer to the holder a right to receive the excess of (i) the fair market value of one Common Share on the date of exercise over (ii) the grant price of the SAR as specified in the relevant award agreement, which price shall not be less than 100% of the fair market value of one Common Share on the date of grant of the SAR. The terms and conditions of a SAR will be set forth in an applicable award agreement, as determined by the Committee. The Committee fixes the term of each SAR when granted, but such term may not be greater than 10 years from the date of grant.

Restricted Stock and Restricted Stock Unis

The Incentive Plan authorizes awards of restricted stock and RSUs, which will confer to the holder Common Shares or a right to receive Common Shares subject to such restrictions as the Committee may impose in an award agreement.

Restricted stock shall be issued at the time such Awards are granted and will be held by the Company or a nominee until they are no longer subject to restrictions. In the case of RSUs, no Common Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to RSUs evidencing the right to receive Common Shares, such Common Shares shall be issued and delivered to the holder of such RSUs.

Dividend Equivalents

The Incentive Plan authorizes the Committee to grant dividend equivalents under which the participant shall be entitled to receive payments (in cash, Common Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Common Shares with respect to a number of Common Shares determined by the Committee. The Committee may not, however, grant dividend equivalents to participants in connection with grants of options, SARs or other Awards the value of which is based solely on an increase in the value of the Common Shares after the grant of such Award, and dividend and dividend equivalent amounts with respect to any Common Share underlying any other Award may be accrued but not paid to a participant until all conditions or restrictions relating to such Common Share have been satisfied, waived or lapsed.

Other Stock-Based Awards

The Incentive Plan authorizes the Committee to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as are deemed by the Committee to be consistent with the purpose of the Incentive Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Incentive Plan and any applicable award agreement. No "other stock-based Award" shall contain a purchase right or an option-like exercise feature.

Limitations on Awards

No employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards for more than 12,000,000 Common Shares (subject to equitable adjustment in the event of any change in capitalization), in the aggregate in any calendar year. Additionally, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based compensation granted to a non-employee director during any calendar year shall not exceed $500,000, subject to certain exceptions for compensation granted to a non-executive chair of the Board, in limited circumstances.

Unless shareholder approval in accordance with the policies of the CSE is obtained, the maximum number of Common Shares which may be issued to any one Eligible Person in any 12-month period may not exceed 5% of the outstanding Common Shares, the maximum number of Common Shares which may be issued to all Eligible Persons as a group in any 12-month period may not exceed 10% of the outstanding Common Shares, and the maximum number of Common Shares which may be issued to consultants or persons retained to provide investor relations activities, in the aggregate, in any 12-month period may not exceed 2% of the outstanding Common Shares.

Limited Transferability of Awards

No Award (other than fully vested and unrestricted Common Shares issued pursuant to any Award) and no right under any such Award shall be transferrable other than by will or by the laws of descent and distribution. In addition, no Award (other than fully vested and unrestricted Common Shares issued pursuant to any Award) and no right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. However, the Committee may allow transfer of an Award if such transfer shall complies with the rules of Form S-8. The Committee may also establish procedures to allow a named beneficiary or beneficiaries to exercise the rights of the participant and receive any property distributable with respect to any Award upon the participant's death.

Amendment and Termination

The Board may from time to time amend, suspend or terminate the Incentive Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Incentive Plan), materially and adversely alter or impair the terms or conditions of the Award previously granted without the participant's consent. Any amendment to the Incentive Plan or to the terms of any Award previously granted is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.

Prior approval of the Shareholders shall be required to make any amendment to the Incentive Plan or an Award that would (i) require Shareholder approval under the rules or regulations of the SEC, the Nasdaq Capital Market ("Nasdaq"), or any other securities exchange that is applicable to the Company; (ii) increase the number of Common Shares authorized under the Incentive Plan; (iii) increase the annual limitations on Awards to employees, officers, consultants, advisors, and non-employee directors, (iv) permit repricing of options or SARs, which is currently prohibited; (v) permit the award of options or SARs at a price less than 100% of the fair market value of a Common Share on the date of grant; or (vi) increase the maximum term permitted for options and for SARs.

Corporate Transaction

Effective upon the consummation (or immediately prior to the consummation, provided that the consummation subsequently occurs) of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event) (a "Corporate Transaction"), the Committee or the Board may, in its sole discretion, provide for (i) the termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property; (ii) the replacement of any Award with other rights or property selected by the Committee or the Board in its sole discretion; (iii) the Award to be assumed by, or substituted for a similar Award from, the successor or survivor of the Company, or a parent or subsidiary thereof, with appropriate adjustments; (iv) the vesting, payment, or exercisability of Awards notwithstanding anything to the contrary in the applicable award agreement; or (v) the determination of a future date after which Awards cannot vest, be exercised or become available, which may be the effective date of the Corporate Transaction.

Clawback Provisions

All Awards under the Incentive Plan shall be subject to recovery or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, or any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

U.S. Federal Income Tax Consequences

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of the Company's common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

Disposition of Common Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO if the disposition occurs before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.

Awards Other Than Options and SARs. If an Award is payable in shares of our common stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the Award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the Award. We will generally be entitled at that time to an income tax deduction for the same amount. As to other Awards granted under the Incentive Plan that are payable either in cash or shares of our common stock not subject to substantial risk of forfeiture, the holder of the Award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the Award. We generally will be entitled at that time to an income tax deduction for the same amount, subject to the rules of Section 162(m) of the Internal Revenue Code.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from Awards made under the Incentive Plan. However, Section 162(m) of the Internal Revenue Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an Award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code. The Committee intends to administer and interpret the Incentive Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an Award.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Shareholders will be asked at the Meeting to approve, with or without variation, the following ordinary resolution:

"BE IT RESOLVED THAT:

1. the 2026 Stock and Incentive Plan (the "Incentive Plan") of Lion Copper and Gold Corp. (the "Company"), in substantially the form described in, and attached as Schedule "B" to the Company's proxy statement and information circular dated June 22, 2026 (the "Proxy Statement and Information Circular") is hereby ratified, confirmed and approved;

2. the maximum number of common shares in the capital of the Company (the "Common Shares") authorized and reserved for issuance under the Incentive Plan shall be a fixed limit of up to an aggregate of 21,559,055 Common Shares and, for the avoidance of doubt, the limit imposed in the previously adopted 2024 Stock Option Plan and the Company's 20% Fixed Stock Option Plan (the "Prior Stock Plans") is removed provided that no new grants will be made under such Prior Stock Plans; and

3. any common shares subject to any outstanding award under the Prior Stock Plans that, on or after the date the Incentive Plan is approved by Shareholders, are not purchased or are forfeited, paid in cash or reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such prior award will become available under the Incentive Plan. Any common shares subject to an award that are not purchased or are forfeited or are reacquired by the Company, or that otherwise terminate or are cancelled without the delivery of any common shares shall again be available for grant under the Incentive Plan. Common shares underlying awards that can only be paid in cash do not count against the overall Incentive Plan share limit.

4. any director or officer of the Company is authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing resolutions.

A copy of the Incentive Plan is attached as Schedule "B" to this Proxy Statement and Information Circular and is available at the records office of the Company at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, Canada until the business day immediately preceding the date of the Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE 2026 STOCK AND INCENTIVE PLAN.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

Proxies received in favour of management will be voted in favour of the adoption of the 2026 Stock and Incentive Plan unless the Shareholder has specified in their Proxy that their Common Shares are to be voted against such resolution.

5. APPROVAL OF CONSOLIDATION

The Company is proposing to consolidate its Common Shares at a consolidation ratio within the range of one (1) post-consolidation common share for every twenty (20) to thirty (30) pre-consolidation common shares issued and outstanding (the "Consolidation"). Shareholder approval of the Consolidation is required under the policies of the CSE, which require security holder approval for a consolidation of a listed security if the consolidation ratio is greater than 10 to 1.

The Consolidation is being proposed in connection with the Company's proposed listing of its Common Shares on the Nasdaq. The Consolidation is intended to increase the quoted price per share of the Common Shares to satisfy the Nasdaq's initial listing requirements which include, among other things, a minimum bid price of $4 per share. There can be no assurance the Company's listing application will be approved or that the Company will satisfy the required listing conditions in a timely manner, or at all.

Notwithstanding approval of the proposed Consolidation by Shareholders, the Board, in its sole discretion, may abandon the Consolidation or reduce the consolidation ratio without further approval or action by or prior notice to Shareholders.

In connection with the Consolidation, the Company is also proposing to change its name to Lion Copper Corp. Pursuant to the Company's Articles, the Board may effect the name change by directors' resolution at such time as it considers appropriate and in the best interests of the Company, or may abandon the name change in its sole discretion without further notice to Shareholders.

Effect of the Consolidation

If the Company proceeds with the Consolidation, the number of Common Shares issued and outstanding will be reduced from 431,181,105 Common Shares to within the range of approximately 14,372,704 post-Consolidation Common Shares (if the Consolidation ratio is on the basis of thirty (30) current for one (1) new share) to 21,559,055 post-Consolidation Common Shares (if the Consolidation ratio is on the basis of twenty (20) current for one (1) new share) issued and outstanding. In the event the Consolidation would result in a Shareholder holding a fraction of a post-Consolidation Common Share, no fractional post-Consolidation Common Shares would be issued pursuant to the Consolidation. As set out in Section 83 of the Business Corporations Act (British Columbia) if any fractional shares are to be converted into whole common shares, each fractional common share remaining after conversion that is less than one-half of a common share must be cancelled and each fractional common share that is at least one-half of a common share must be changed to one whole common share.

Except for any variances attributable to the rounding of fractional post-Consolidation Common Shares, the change in the number of issued and outstanding Common Shares will cause no change in the capital attributable to the Common Shares and will not materially affect any Shareholder's percentage ownership in the Company. In addition, the Consolidation will not materially affect any Shareholder's proportionate voting rights.

Procedure for Consolidation

If the Company proceeds with the Consolidation, Registered Shareholders who hold at least one new post-Consolidation Common Share will be required to exchange their share certificates representing their pre-Consolidation Common Shares for new share certificates representing their post-Consolidation Common Shares or, alternatively, a Direct Registration System ("DRS") Advice/Statement representing the number of post-Consolidation Common Shares they hold following the Consolidation. DRS is an electronic registration system which allows shareholders to hold Common Shares in their name in book-based form, as evidenced by a DRS Advice/Statement rather than a physical share certificate.

The Company's transfer agent, Computershare, will send each Registered Shareholder a letter of transmittal containing instructions on how to surrender Common Share certificates representing pre-Consolidation Common Shares to Computershare. Computershare will then send to each Registered Shareholder who follows the instructions provided in the letter of transmittal, either a new share certificate or a DRS Advice/Statement representing the number of post-Consolidation Common Shares to which the Registered Shareholder is entitled following the Consolidation.

Until surrendered to Computershare, each share certificate representing pre-Consolidation Common Shares will be deemed for all purposes to represent the number of post-Consolidation Common Shares to which the Registered Shareholder is entitled as a result of the Consolidation. Until Registered Shareholders have returned their properly completed and duly executed letter of transmittal and surrendered their pre-Consolidation share certificate(s) for exchange, Registered Shareholders will not be entitled to receive any other distributions, if any, that may be declared and payable to holders of record following the Consolidation.

Any Registered Shareholder whose pre-Consolidation share certificate(s) have been lost, destroyed or stolen will be entitled to a replacement share certificate only after complying with the requirements that Computershare customarily applies in connection with lost, stolen or destroyed certificates.

Non-Registered Shareholders, holding their Common Shares through a bank, broker or other nominee should note that such banks, brokers or other nominees may have various procedures for processing the Consolidation. If a Shareholder holds Common Shares with such a bank, broker or other nominee and has any questions in this regard, the Shareholder is encouraged to contact its nominee.

The method chosen for delivery of share certificates and letters of transmittal to Computershare will be the responsibility of the Registered Shareholder and neither Computershare nor the Company will have any liability in respect of share certificates and/or letters of transmittal which are not actually received by Computershare. The Company recommends that such certificates and documents be delivered by hand to Computershare and a receipt therefor be obtained or, if mailed, that registered mail with return receipt be used and that appropriate insurance be obtained.

Shareholder Approval

At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, an ordinary resolution as follows:

"BE IT RESOLVED THAT:

(a) the Company be and is hereby authorized to consolidate all of its issued and outstanding common shares without par value on the basis of up to one (1) post-consolidation common share for every thirty (30) pre-consolidation Common Shares and no less than one (1) post-consolidation common share for every twenty (20) pre-consolidation common shares, with the exact consolidation ratio to be determined by the Board in its sole discretion, such amendment to become effective at a date in the future to be determined by the Board when the Board considers it to be in the best interests of the Company to implement such a consolidation;

(b) in the event that the Consolidation would otherwise result in the issuance of a fractional common share, no fractional common share shall be issued and such fractional Common Share shall be treated in accordance with Section 83 of the Business Corporations Act (British Columbia), such that each fractional Common Share that is less than one-half of a common share shall be cancelled and each fractional common share that is at least one-half of a common share shall be changed to one whole common share;

(c) the directors or officers of the Company be and are hereby authorized to instruct legal counsel to file all documents necessary to effect the Consolidation, including filing with the CSE, and any other regulatory bodies as may be required for approval of the Consolidation;

(d) any two directors or officers of the Company are hereby authorized to execute and deliver the treasury order(s) required to be issued to effect the Consolidation; and

(e) any one director or officer of the Company is hereby authorized for and on behalf of the Company to take all such action, do all such things, and execute under seal or otherwise and deliver or cause to be delivered all such documents that such director or officer deems necessary or desirable in furtherance of the foregoing resolutions."

The Board unanimously recommends that Shareholders vote FOR the Consolidation. Unless such authority is withheld, the persons named in the enclosed Proxy intend to vote FOR the approval of the Consolidation.

6. APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES

At the Meeting, Shareholders will be asked to approve an ordinary resolution to amend the Company's Articles to increase the quorum requirement for meetings of Shareholders from one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders to two or more persons who are, or who represent by proxy, shareholders who in the aggregate hold at least thirty three and one-third percent (33⅓%) of the issued shares entitled to be voted at the meeting.

The amendment to the Company's Articles to increase the quorum requirement is required in connection with the proposed listing of the Common Shares on the Nasdaq in compliance with Nasdaq Marketplace Rule 5620(c).

At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, an ordinary resolution as follows:

"BE IT RESOLVED THAT:

(a) The Articles of the Company be amended by replacing Section 11.3 in its entirety with the following:

"Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two or more persons who are, or who represent by proxy, shareholders who in the aggregate hold at least 33⅓% of the issued shares entitled to be voted at the meeting."

(b) the Company be authorized to revoke this resolution and abandon or terminate the alteration of the Articles if the Board deems it appropriate and in the best interest of the Company to do so without further confirmation, ratification or approval of the shareholders of the Company; and

(c) any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as they may deem necessary or desirable to give effect to the foregoing resolutions."

The Board unanimously recommends that Shareholders vote FOR the Amendment to the Company's Articles. Unless such authority is withheld, the persons named in the enclosed Proxy intend to vote FOR the approval of the Amendment to the Company's Articles.

OTHER MATTERS

As of the date of this Proxy Statement and Information Circular, management of the Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

The deadline has passed for any proposal that a Shareholder wished to be considered for inclusion in our proxy statement and management proxy circular for our 2026 annual meeting of shareholders as it must have been mailed to the Company by February 25, 2026. Any shareholder proposal received after this date will be considered untimely.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the Meeting of Shareholders to be held in 2027, including director nominees, must be received by the Secretary of the Company by March 16, 2027, and must comply with the requirements of Rule 14a-8 under the Exchange Act, and Division 7 of Part 5 of the Business Corporations Act (British Columbia). After this date, any shareholder proposal will be considered untimely. If the Company changes the date of next year's annual meeting by more than thirty days from the date of this year's meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, commodities, or banking activities; (d) any finding by a court, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity; or (f) any material proceedings in which such person is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company's Common Shares, or any associate of such director, executive officer, affiliate of the Company, or security holder.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of June 22, 2026, by:

(i) each director of the Company and each director nominee;

(ii) each of the Named Executive Officers of the Company (as defined below under "Executive Compensation - Summary Compensation Table"); and

(iii) all directors and executive officers as a group.

(iv) all Shareholders known to beneficially own 5% or greater of the issued and outstanding Common Shares.

Except as noted below, the Company believes that the beneficial owners of the Common Shares listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

The amounts and percentages of Common Shares beneficially owned are reported in the table based on rules adopted by the U.S. Securities and Exchange Commission ("SEC") and based on a total of 431,181,105 Common Shares issued and outstanding on the Record Date. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership total and percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise set forth in the footnotes to the table below, the address of persons listed below is c/o Lion Copper and Gold Corp., 517 West Bridge Street, Suite A, Yerington, NV, 89447.

Name of Beneficial Owner(7)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% or Greater Shareholders
Tony Alford	247,731,561(2)	45.05%
Christine Alford	58,712,063(3)	13.62%
Directors and Named Executive Officers
Tony Alford	247,731,561(2)	45.05%
Dr. Thomas Patton	14,297,110(4)	3.29%

Name of Beneficial Owner(7)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Charles Travis Naugle	13,147,632(5)	2.97%
Maria Milagros Paredes	-	-
John Banning	7,328,785(6)	1.67%
Douglas Stiles	8,974,444(7)	2.05%
Frederick Scruggs(10)	4,193,933(8)	0.97%*
Mark Sharman(10)	11,101,318(9)	2.55%
All executive officers, directors and proposed directors as a group (8 persons)	306,774,783	58.55%

Notes:

*  Less than 1%.

(1) Based on 431,181,105 issued and outstanding Common Shares as of June 22, 2026.

(2) Includes 43,477,269 Common Shares beneficially owned jointly with Mr. Alford's spouse, Christine Alford, 29,995,000 Common Shares issuable upon exercise of stock options, 74,276,012 shares issuable upon exercise of warrants, and 14,507,772 shares issuable upon conversion of secured convertible debentures. Does not include 15,234,794 shares beneficially owned separately by Mr. Alford's spouse, as to which Mr. Alford disclaims beneficial ownership.

(3) Includes 43,477,269 Common Shares beneficially owned jointly with Ms. Alford's spouse, Tony Alford. Ms. Alford disclaims beneficial ownership of the Common Shares over which Mr. Alford has sole voting and dispositive power. Ms. Alford's address is 7040 Interlaken Dr., Kernersville, NC 27284.

(4) Includes 6,889,348 Common Shares held jointly with Mr. Patton's spouse and 3,900,000 Common Shares issuable upon exercise of stock options.

(5) Includes 833,334 Common Shares held by Redhill Energy LLC, a company controlled by Mr. Naugle, and 10,915,965 Common Shares issuable upon exercise of stock options.

(6) Includes 6,750,000 Common Shares issuable upon exercise of stock options. Does not include 3,750,000 unvested options.

(7) Includes 4,530,000 Common Shares issuable upon exercise of stock options and 2,222,222 Common Shares issuable upon exercise of warrants.

(8) Includes 378,500 Common Shares owned directly by Mr. Scruggs, 3,615,433 Common Shares held in the Financial Designs 401(k) Profit Sharing Plan, in which Mr. Scruggs has a beneficial interest and 200,000 Common Shares issuable upon exercise of stock options.

(9) Includes 1,794,741 Common Shares owned directly by Mr. Sharman, 4,643,365 Common Shares held by Markstone LLC, of which Mr. Sharman is a 50% partner and 4,663,212 Common Shares issuable upon exercise of warrants.

(10) Proposed director for election.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires a company's directors and officers, and persons who own more than 10% of any class of a company's equity securities that are registered under Section 12 of the Exchange Act, to file with the SEC initial statements of beneficial ownership on Form 3, reports of changes in ownership on Form 4, and annual reports on Form 5 concerning their ownership of and transactions concerning our common shares and other equity securities. Such officers, directors and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by the Company, or written representations from the reporting persons as of the date of this report, management believes that all Section 16(a) filing requirements applicable to directors, officers and 10% shareholders with respect to the fiscal year ended December 31, 2025 have been fulfilled, except that (a) John Banning filed two late reports (two transaction), (b) Douglas Stile filed one late report (one transaction) and (c) Tony Alford filed one late report (one transaction).

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board and the Executive Officers of the Company as of the Record Date:

Name	Age	Position	Position Held Since
Charles Travis Naugle	49	Director	June 18, 2021
		Co-Chairman	November 1, 2022
Dr. Thomas Patton	82	Director	November 6, 1998
		Co-Chairman	July 31, 2013
Tony Alford	65	Director	September 13, 2021
John Banning	50	CEO	April 4, 2025

Name	Age	Position	Position Held Since
Maria Milagros Paredes	61	CFO	June 22, 2026
		Corporate Secretary	June 22, 2026
Douglas Stiles	52	VP of Sustainability and Environment	July 26, 2024
Frederick Scruggs	71	Director (Nominee)	N/A
Mark Sharman	63	Director (Nominee)	N/A

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of the Company.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

For the purposes set out below, a "Named Executive Officer" or "NEO" means each of the following individuals:

(a) each individual who, during any part of the Company's most recently completed financial year, served as the Company's chief executive officer ("CEO"), including an individual performing functions similar to a chief executive officer;

(b) each individual who, during any part of the Company's most recently completed financial year, served as the Company's chief financial officer ("CFO"), including an individual performing functions similar to a chief financial officer;

(c) in respect of the Company and its subsidiaries, the most highly compensated executive officer, other than the CEO and the CFO, at the end of the Company's most recently completed financial year whose total compensation was more than C$150,000 for that financial year; and

(d) each individual who would be a named executive officer under paragraph (c) above but for the fact that the individual was not an executive officer of the Company, and was not acting in a similar capacity, at the end of that financial year.

As at the end of the most recently completed financial year of the Company ended December 31, 2025, the Company had five NEOs, whose names and positions held within the Company are set out in the summary compensation table below.

A NEO or director of the Company is not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly by the NEO or director.

Objectives of the Compensation Program

The general objectives of the Company's compensation strategy are to:

(a) compensate management in a manner that encourages and rewards a high level of performance and outstanding results with a view to increasing long term shareholder value;

(b) provide a compensation package that is competitive with other comparable mineral exploration companies to enable the Company to attract and retain talent; and

(c) ensure that the total compensation package is designed in a manner that takes into account the Company's present stage of development and its available financial resources. The Company's compensation packages have been designed to provide a non-cash stock option component in conjunction with a reasonable cash salary.

Salaries for the NEOs are set out in the NEOs' respective agreements and are determined by evaluating the responsibilities inherent in the position held, and the individuals' experience and past performance, as well as by reference to the competitive marketplace for management talent at other mineral exploration companies. On the annual review date as set out in the NEOs' respective agreements, the Board reviews actual performance for the Company and each of the NEOs for such year, including the quality and measured progress of the Company's exploration projects, raising of capital and similar achievements. See "Termination and Change of control Benefits" for details regarding the NEOs' agreements.

Elements of Compensation

During 2025, the Company's compensation program consisted of two elements (i) cash and (ii) incentive stock options administered under the Company's Prior Stock Plans. The Company does not presently have a long-term incentive plan. There is no policy or target regarding allocation between cash and non-cash elements of the Company's compensation program. The Board reviews annually the total compensation package of the CEO, against the backdrop of the competitive landscape and the compensation goals and objectives described above.

Salary - Base salaries for the NEOs for any given year are reviewed by the Board. Increases or decreases in salary on a year over year basis are dependent on the Board's assessment of the performance of the Company and the particular NEO. When considering the base salaries of each of the Company's NEOs, the Board reviews the qualifications and performance of, and salaries paid to, executives of similar companies engaged in mining exploration and development. Recommendations for executive salaries are made by the Board in consultation with the CEO.

Incentive Awards - The Board believes that a significant portion of each NEO's compensation should be in the form of equity awards. Equity awards are made to the NEOs pursuant to the Company's Prior Stock Plans. In addition, the Board has generally followed a practice of issuing stock options to its NEOs on an annual basis in June of each year. The Board retains the discretion to make additional awards to NEOs at other times, in connection with the initial hiring of a new executive, for retention purposes or otherwise. In determining the amount of stock options to be issued, the Board considers qualifications, performance, and stock option programs of similar companies.

Perquisites and Other Personal Benefits - The Company's NEOs are not generally entitled to significant perquisites. The Company offers health care benefits, but there are no other perquisites which account for a material portion of the overall compensation paid to any NEO.

The board of directors did not consider the implications of the risks associated with the Company's compensation policies and practices. None of the NEOs or directors are permitted to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by such NEOs or directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of the Company's chief executive officer, chief financial officer, and the three other most highly compensated officers (the "Named Executive Officers") during the last two completed fiscal years for services rendered to the Company in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non- Equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)	Total ($)
John Banning(2) Chief Executive Officer	2025	250,000	175,000	Nil	136,692	N/A	N/A	561,692
	2024	115,545	Nil	Nil	54,897	N/A	N/A	170,442

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non- Equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)	Total ($)
Steven Dischler(3) Former CEO and former Vice President, ESG	2025	126,218	Nil	Nil	97,144	N/A	N/A	223,362
	2024	179,167	Nil	Nil	65,877	N/A	N/A	245,044
Lei Wang(4) Former CFO and Corporate Secretary	2025	90,000	Nil	Nil	Nil	N/A	N/A	90,000
	2024	52,500	Nil	Nil	Nil	N/A	N/A	52,500
Douglas Stiles(5) Vice President of Sustainability and Environment	2025	175,000	N/A	N/A	84,077	N/A	N/A	259,077
	2024	80,881	N/A	N/A	132,095	N/A	N/A	212,976
Charles Travis Naugle(6) Former CEO and Director	2025	174,000	Nil	Nil	160,504	N/A	N/A	334,504
	2024	112,000	Nil	Nil	148,281	N/A	N/A	260,281

Notes:

(1) The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 10 to our consolidated financial statements for the fiscal year ended December 31, 2025.

(2) John Banning was appointed as the CEO on April 4, 2025. He served as the Chief Operations Officer of the Company from July 26, 2024 to April 4, 2025.

(3) Steven Dischler ceased to act as the CEO on April 4, 2025. He served as the Vice President - Environmental, Social and Governance from July 29, 2023 to July 26, 2024.

(4) Lei Wang served as the CFO and the Corporate Secretary of the Company from May 22, 2024 to June 22, 2026.

(5) Douglas Stiles was appointed as the Vice President of Sustainability and Environment of the Company on July 26, 2024.

(6) Charles Travis Naugle ceased to act as the CEO on May 22, 2024.

DIRECTOR COMPENSATION

Other than as disclosed herein, no cash compensation was paid to any director of the Company for the director's services as a director during the financial year ended December 31, 2025, other than the reimbursement of out-of-pocket expenses.

During 2025, the Company adopted a director compensation policy under which each non-employee director is entitled to an annual cash retainer of $30,000 payable semi-annually. Directors are also eligible to receive incentive stock options in accordance with the policies of the CSE.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Thomas Patton	30,000	Nil	160,604	N/A	N/A	N/A	190,604
Charles Travis Naugle*	30,000	Nil	160,604	N/A	N/A	N/A	190,604
Tony Alford	30,000	Nil	1,284,833	N/A	N/A	N/A	1,314,833

*$30,000 has been included in the Summary of the Compensation Table.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR-END

As at the end of the most recently completed financial year, the following unexercised incentive stock options and equity incentive plan awards granted to NEOs and directors, including directors who are Named Executive Officers, were outstanding:

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Num- ber of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market of payout value of unearned shares, units or other rights that have not vested ($)
Thomas Patton	200,000	Nil	Nil	C$0.245	2026-06-18	Nil	Nil	Nil	Nil
	700,000			C$0.085	2027-05-25
	1,000,000			C$0.08	2028-07-21
	2,000,000			C$0.12	2030-09-05
Tony Alford	5,600,000	Nil	Nil	C$0.08	2028-07-21	Nil	Nil	Nil	Nil
	11,790,000			C$0.08	2029-03-01
	3,750,000			C$0.07	2029-12-10
	16,000,000			C$0.12	2030-09-05
John Banning(3)	2,500,000	Nil	-	C0.080	2029-07-26	Nil	Nil	Nil	Nil
	3,750,000		3,750,000	$0.08	2030-04-04
	500,000		-	C$0.135	2030-09-08
Douglas Stiles	2,000,000	Nil	Nil	C0.080	2029-07-26	Nil	Nil	Nil	Nil
	2,230,000			C0.085	2029-12-10
	300,000			C$0.135	2030-09-08
Charles Travis Naugle	5,165,965	Nil	Nil	C$0.08	2028-07-21	Nil	Nil	Nil	Nil
	3,750,000			C$0.085	2029-12-10
	2,000,000			C$0.085	2030-09-05

Notes:

(1) "Value of unexercised in-the-money options" is calculated by determining the difference between the market value of the securities underlying the options at the date referred to and the exercise price of the options and is not necessarily indicative of the value (i.e. loss or gain) that will actually be realized by the directors.

(2) "in-the-money options" means the excess of the market value of our shares on December 31, 2025 over the exercise price of the options.

(3) John Banning was granted 7,500,000 performance options which vest in two equal tranches of 3,750,000 each upon the achievement of specified market capitalization milestones.

OPTION EXERCISES AND STOCK VESTED

607,713 stock options were exercised by the Named Executive Officers during the last completed fiscal year ended December 31, 2025.

STOCK OPTION PLANS AND OTHER INCENTIVE PLANS

2026 Stock and Incentive Plan

At the Meeting, Shareholders will be asked to approve the Company's Incentive Plan. See "Adoption of the Company's 2026 Stock and Incentive Plan" above for a summary of the Incentive Plan. A copy of the Incentive Plan is attached as Schedule "B" to this Proxy Statement and Information Circular.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2025 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants	Weighted-average exercise price of outstanding options, warrants	Number of securities remaining available for future issuances under equity compensation plan [excluding securities reflected in column (a)]
Equity compensation plans approved by security holders	81,040,965	CAD 0.07	1,606,015
Total	81,040,965	CAD0.07	1,606,015

Other than as disclosed herein, the Company does not have any pension plan benefit for any Named Executive Officer or executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries.

COMPENSATION COMMITTEE REPORT

In the absence of a formal compensation committee, the full Board participates in the deliberations concerning executive officer compensation. No executive officer of the Company has an interlocking relationship with any member of the Board, as described by item 407(e)(4) of Regulation S-K. The full Board has reviewed and considered the Compensation Discussion and Analysis above and has recommended its inclusion in this proxy statement.

Date: June 22, 2026

Tony Alford, Director

Tom Patton, Director

Charles Travis Naugle, Director

TERMINATION AND CHANGE OF CONTROL BENEFITS

The following contracts, agreements, plans, and arrangements provide for payments to the applicable Named Executive Officers following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the company or a change in such Named Executive Officers' responsibilities:

John Banning entered into an employment agreement with the Company and its subsidiary, Quaterra Alaska, Inc., dated April 4, 2025 (the "Banning Agreement") pursuant to which Mr. Banning was appointed our Chief Executive Officer. The Banning Agreement provides for a signing bonus of US$50,000 and an annual base salary of US$250,000 in consideration for his services as an executive officer. Pursuant to the Banning Agreement, Mr. Banning was granted 7,500,000 performance based stock options which vest upon meeting various milestones relating to the market capitalization of the Company. In the event that the Company completes a change of control and Mr. Banning is terminated within 12 months of such event, the Company shall pay Mr. Banning a severance payment equal to 12 months of his then-current base salary.

Maria Milagros Paredes entered into an employment agreement with the Company and its subsidiary Quaterra Alaska Inc. dated June 22, 2026 (the "Paredes Agreement") pursuant to which the Company engaged Ms. Paredes as the Chief Financial Officer and Corporate Secretary of the Company. The Paredes Agreement provides for an annual base salary of US$200,000 in consideration for her services in those roles. Pursuant to the Paredes Agreement, Ms. Paredes was granted 2,500,000 options with an exercise price equal to fair market value on the date of grant, consisting of: (i) 1,000,000 options vesting upon grant; (ii) 750,000 options vesting upon Nasdaq listing or Nuton final investment decision, whichever is first; and (iii) 750,000 options vesting upon achievement of US$200,000,000 market capitalization for 30 consecutive trading days or a liquidity event of no less than US$200,000,000, whichever is first. The options expire on the earlier of five years from grant or upon termination of employment, except that vested performance options survive for three years following a non-cause termination or 90 days following resignation. In the event that the Company completes a change of control and Ms. Paredes is not retained for a period of at least 12 months following such event, the Company shall pay Ms. Paredes a severance payment equal to 12 months of her then-current base salary.

Douglas Stiles entered into an employment agreement with the Company and its subsidiary Quaterra Alaska, Inc. dated July 15, 2024 (the "Stiles Agreement") pursuant to which the Company engaged Mr. Stiles as the Vice President of Sustainability and Environment. The Stiles Agreement provides for an annual base salary of US$175,000 effective July 15, 2024 in consideration for his services as an executive officer. Effective February 1, 2026, Mr. Stiles transitioned to a part-time position at 50% of full-time, with an annual salary of US$120,000. Pursuant to the Stiles Agreement, Mr. Stiles was granted a 2,000,000 stock options which vest upon meeting various milestones relating to the Nuton option agreement. In the event that the Company completes a change of control and Mr. Stiles is terminated within 12 months of such event, the Company shall pay Mr. Stiles a severance payment equal to 12 months of his then-current base salary.

Steven Dischler entered into an employment agreement with the Company and its subsidiary Quaterra Alaska, Inc. dated May 22, 2024 (the "Dischler Agreement") pursuant to which the Company engaged Mr. Dischler as the Chief Executive Officer of the Company. The Dischler Agreement provides for an annual base salary of US$200,000 effective June 1, 2024 in consideration for his services as an executive officer of the Company. Pursuant to the Dischler Agreement, Mr. Dischler was granted 3,000,000 stock options which vest upon meeting various milestones relating to the Nuton option agreement. In the event that the Company completes a change of control and Mr. Dischler is terminated within 12 months of such event, the Company shall pay Mr. Dischler a severance payment equal to 12 months of his then-current base salary.

Effective April 4, 2025, the Discher Agreement was amended reflect Mr. Dischler's new role as Director of Community Relations with an annual salary of $100,000. All other terms of the Dischler Agreement remain unchanged.

Other than the agreements described above, the Company and its subsidiaries are not parties to any contracts, and have not entered into any plans or arrangements which require compensation to be paid to any of the Named Executive Officers in the event of:

(a) resignation, retirement or any other termination of employment with the Company or one of its subsidiaries;

(b) a change of control of the Company or one of its subsidiaries; or

(c) a change in the director, officer or employee's responsibilities following a change of control of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2025, the Board held 5 formal directors' meetings. All matters which required Board approval were consented to in writing by all of the Company's directors.

The Board has an audit committee (the "Audit Committee") composed of three directors, Tony Alford, Thomas Patton, and Charles Travis Naugle. All members of the Audit Committee are "financially literate", and Thomas Patton is "independent" as described and defined in Multilateral Instrument 52-110 Audit Committees ("NI 52-110").  The Audit Committee composition complies with the requirements for composition of Audit Committees in NI 52-110 as applicable to venture companies. The Audit Committee reviews all financial statements of the Company prior to their publication, reviews audits or communications, recommends the appointment of independent auditors, reviews and approves the professional services to be rendered by independent auditors and reviews fees for audit services. The Audit Committee meets both separately with auditors (without management present) as well as with management present. The meetings with the auditors discuss the various aspects of the Company's financial presentation in the areas of audit risk and U.S. generally accepted accounting principles. Specifically, the Audit Committee has:

(a) reviewed and discussed the audited financial statements with management;

(b) discussed with the independent accountant the matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and

(c) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on the foregoing review and discussions, the audit committee recommended to the Board that the audited financial statements should be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC, as further amended by the Company's Annual Report on Form 10-K/A (collectively, the "Annual Report").

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board has furnished the following report on its activities for the fiscal year ended December 31, 2025. The report is not deemed to be "soliciting material" or "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Company's financial statements. For the fiscal year ended December 31, 2025, the members of the Audit Committee were Thomas Patton, Tony Alford and Charles Travis Naugle. Thomas Patton qualifies as an independent director as defined by the applicable SEC rules and serves as Chair of the Audit Committee.

The Audit Committee met by electronic conference means and reviewed and discussed the Company's audited financial statements and the adequacy of the Company's internal controls. They discussed the independent auditor's audits and the overall quality of the Company's financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Company's independent auditors provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors' communications with the Audit Committee concerning independence, which the Audit Committee has reviewed. The Audit Committee discussed any matters relating to auditor independence or the matters required to be discussed by the statement on Auditing Standards adopted by the PCAOB and codified as AS1301. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report.

Date: June 22, 2026

Thomas Patton, Chair and Member

Tony Alford, Member

Charles Travis Naugle, Member

Audit Committee Financial Expert

Thomas Patton is an "audit committee financial expert" as defined under applicable SEC rules. He is an independent director. See "Statement of Corporate Governance - Director Independence".

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein, since the commencement of the Company's most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries. Related party transactions are reviewed by the Board as part of the transaction approval process and directors that have disclosed their interest in the transaction abstain from voting on any resolution to approve the transaction. Transactions are recorded in Board minutes or unanimous consent documentation.

An "informed person" means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described herein, there were no transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. Related party transactions are reviewed by the Board as part of the transaction approval process. Transactions are approved in Board minutes or unanimous consent documentation. The Audit Committee is mandated to review and approve all material related party transactions.

In November 2025, Tony Alford, a director and control person of the Company, subscribed for an aggregate principal amount of $1,400,000 of partially secured convertible debentures (the "Debentures") in connection with a non-brokered private placement (the "Debenture Financing") of secured convertible debentures for aggregate gross proceeds of $2,700,000. The Debentures bear interest at the rate of 12% per annum, mature on November 6, 2026, and are convertible into common shares of the Company at $0.0965 per share until November 6, 2026. Interest may be settled in common shares priced at the time of repayment or conversion, at the option of the Company. Repayment of the Debentures is secured against lands and mineral rights purchased with the proceeds of the Debenture Financing. In connection with his participation in the Debenture Financing, Mr. Alford received 14,507,772 common share purchase warrants, each exercisable to acquire one common share of the Company at $0.0965 until November 6, 2030. The proceeds of the Debenture Financing were used to purchase lands and associated mineral rights for the Company's Yerington area projects.

During 2025, Charles Travis Naugle, a director and Co-Chairman of the Company, served as Executive Chairman and Director of Falcon Copper Corp. ("FCC"), a private exploration-stage company in which the Company held a 33.69% equity interest as at December 31, 2025. Mr. Naugle directly or indirectly held approximately 8.8% of the outstanding equity of FCC. In connection with his role as Executive Chairman and Director of FCC, Mr. Naugle received during 2025 a cash bonus of $500,000 and stock options of FCC with a fair value of $2,768,821.

In December 2025, Falcon Butte Minerals Corp. ("Falcon Butte") a privately held company incorporated in British Columbia, Canada entered into a Membership Interest Purchase Agreement with FCC pursuant to which Falcon Butte sold all of its membership interests in Freeport Butte Valley, LLC, which holds the Butte Valley property, the sole asset of Falcon Butte, through its wholly-owned subsidiary, Falcon Butte America. The total consideration for the transaction consisted of $3,000,000 in cash and 53,935,113 FCC share purchase warrants with a fair value of $5,913,000, for aggregate total consideration of $8,913,000. Mr. Naugle, a director and Co-Chairman of the Company, served as Executive Chairman and Director of FCC.

Mr. Naugle directly or indirectly held approximately 8.8% of the outstanding equity of FCC and approximately 11.2% of the outstanding equity of Falcon Butte at the time of the transaction. Based on his respective ownership interests, the value of Mr. Naugle's proportionate interest in the transaction was approximately $998,256.

In connection with FCC's acquisition of Falcon Butte's sole asset in December 2025, Falcon Butte declared and paid dividends directly to its shareholders. Travis Naugle and Tony Alford, directors of the Company, received dividends of $373,414 and $46,205, respectively, in their capacity as shareholders of Falcon Butte. The Company did not fund these payments.

Effective December 31, 2025, the Company deconsolidated FCC from its consolidated financial statements following a restructuring of FCC's board of directors such that directors of the Company no longer constituted a majority of FCC's board. As a result of the deconsolidation, the Company derecognized FCC's assets and liabilities from its consolidated balance sheet and recognized its retained 33.69% equity interest in FCC at fair value of $17,829,000, based on an implied share price of $0.31 per FCC share, resulting in a non-cash gain of $26,381,000 that did not impact the Company's cash position or liquidity.

Mr. Naugle served as Executive Chairman and Director of FCC and in that capacity participated in the governance restructuring of FCC's board that resulted in the deconsolidation. Mr. Naugle directly or indirectly held approximately 8.8% of the outstanding equity of FCC at the time of deconsolidation, representing a proportionate interest in FCC of approximately $1,568,952. Subsequent to deconsolidation, the Company accounts for its investment in FCC using the equity method.

STATEMENT OF CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the Shareholders, and takes into account the role of the individual members of management who are appointed by the Board and charged with the day to day management of the Company. The Canadian Securities Administrators ("CSA") have adopted National Policy 58-201 - Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA has implemented National Instrument 58-101 - Disclosure of Corporate Governance Practices ("NI 58-101"), which prescribes certain disclosure by the Company of its corporate governance practices. This disclosure is presented below.

Board of Directors

The Board currently consists of three members, Dr. Thomas Patton, Charles Travis Naugle, and Tony Alford. All three individuals are nominated for reelection at the Meeting.

Director Independence

The Board has concluded that Mr. Patton, the Company's current independent director, is "independent" for purposes of membership on the Board, as provided in NI 58-101. The Board has further determined that, if elected at the Meeting, each of Mr. Scruggs and Mr. Sharman would also be considered "independent" for purposes of NI 58-101. Mr. Alford and Mr. Naugle are not "independent" for the purposes of membership on the Board, as provided in NI 58-101. A director is independent for the purposes of membership on the Board on the basis that he or she has no direct or indirect "material relationship" with the Company, as provided in NI 58-101. A "material relationship" is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director's independent judgement.

Exchange Act rules require a separate determination of the independence of the Company's directors based on the definition of independence of a U.S. national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board be independent. Because the Company's Common Shares are not currently listed on a national securities exchange, the Company currently uses the definition in Nasdaq Listing Rule 5605(a)(2) for determining director independence. Under that definition, Mr. Patton, a current director of the Company, would be considered an independent director. The Board has further determined that, if elected at the Meeting, each of Mr. Scruggs and Mr. Sharman would also be considered independent directors under Rule 5605(c)(2)'s provisions relating to audit committee composition.

Other Directorships

The following table sets forth the current directors of the Company who are directors of other reporting issuers:

Name of Director	Reporting Issuers
Charles Travis Naugle	Silver Bow Mining Corp.
Thomas Patton	Riley Gold Corp.
Tony Alford	None
Frederick Scruggs(1)	None
Mark Sharman(1)	None

(1) Proposed director for election.

Orientation and Continuing Education

The Company does not currently have a formal orientation program for new directors. The Company also does not provide formal continuing education to its Board members, but does encourage them to communicate with management, auditors and technical consultants. Board members are also encouraged to participate in industry related conferences, meetings and educational events.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the "Code"). The Code addresses honesty and integrity, fair dealing, discrimination and harassment, safety and security, and honest and accurate record keeping. The Code also addresses Ethical Business Conduct for financial managers.

Insider Trading Policy

The Company has adopted a securities trading policy setting forth policies and procedures governing the purchase, sale, and other dispositions of the Company's securities by directors, officers and employees, or by the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the policy has been filed with the SEC as an exhibit to the Company's Annual Report.

Policy on Grants of Certain Equity Awards

The Company does not have a formal policy regarding the timing of the grant of stock option awards, SARs, or similar option-like instruments in relation to the disclosure of material non-public information.

Nomination of Directors and Compensation

Based on the current size of the Board, the Company does not have a standing nominating committee. This policy will be reviewed as the number of directors increases. Directors are nominated by the Board, which considers individual director qualifications as a whole. While there are no specific criteria for Board membership, the Company attempts to attract and maintain directors with business acumen and a deep knowledge of mineral exploration and development or other areas such as finance which would assist in guiding the Company's officers in the performance of their roles.

The Board will consider its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board duties effectively and to maintain a diversity of views and experience.

Management will conduct an annual review of the compensation of the Company's directors and executive officers and make recommendations to the Board. The Board determines compensation for the directors and executive officers.

Board Leadership Structure and Role in Risk Oversight

The Board as a whole is responsible for risk oversight for the Company. The Company's executive officers address and discuss with the Board the Company's risks and the manner in which the Company manages or mitigates such risks. While the Board has the ultimate responsibility for the Company's risk oversight, the Board works in conjunction with the Audit Committee on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Company does not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with the Company's compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Company's strategies and objectives, and it oversees risks associated with the Company's Code of Business Conduct and Ethics.

The Company's leadership structure is enhanced by having two Co-Chairs of the Board, each of whom serves independently of the Company's Chief Executive Officer. The Company believes that such a structure allows for a more effective monitoring and objective evaluation of the performance of management.

Board Committees

To date, the Board has no committees other than the audit committee. Following the Meeting, the Board intends to establish a Compensation Committee and a Nominating Committee, the composition and mandates of which will be determined by the Board in accordance with applicable Nasdaq listing requirements and corporate governance best practices. In connection with the election of new directors at the Meeting, the Board will look to appoint suitably qualified independent directors to the aforementioned committees.

Director Attendance at Shareholder Meetings

The Company does not have a policy regarding attendance of directors at shareholder meetings. The Company's last annual general meeting was held in person, and all directors were in attendance by electronic means. All current directors have indicated that they intend to attend the Meeting by electronic means if not able to attend in person.

Assessments

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives a report from the audit committee respecting its effectiveness. As part of the assessments, the Board or the audit committee may review their respective mandate or charter and conduct reviews of applicable corporate policies.

AUDIT COMMITTEE

Audit Committee Disclosure

Pursuant to Section 224(2) of the British Columbia Business Corporations Act and National Instrument 52-110, the Company is required to have an audit committee (the "Committee") composed of a minimum of three directors, a majority of whom are not officers, control persons or employees of the Company or an affiliate of the Company. NI 52-110 requires the Company as a venture issuer, to disclose annually in its information circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth below.

The primary function of the Committee is to assist the Board in fulfilling its financial oversight responsibilities by: (i) reviewing the financial reports and other financial information provided by the Company to regulatory authorities and Shareholders; (ii) reviewing the systems for internal corporate controls which have been established by the Board and management; and (iii) overseeing the Company's financial reporting processes generally. In meeting these responsibilities the Committee monitors the financial reporting process and internal control system, reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the Board. The Committee is also mandated to review and approve all material related party transactions.

The Audit Committee's Charter

The Company has adopted a Charter of the Committee. In lieu of making a copy of the Charter available on the Company's website, a copy of the Charter is annexed hereto as Schedule "A".

Composition of the Audit Committee

The Committee is comprised of the following members: Tony Alford, Tom Patton and Charles Travis Naugle. Mr. Patton  is considered to be independent. Each member of the Committee is considered to be financially literate as defined by NI 52-110 in that they have the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

In connection with the Company's proposed listing on the Nasdaq, which requires that the Audit Committee be composed entirely of independent directors under Nasdaq Listing Rule 5605(c), the Board intends to reconstitute the Audit Committee following the Meeting. If elected at the Meeting, each of Mr. Scruggs and Mr. Sharman are expected to be appointed to the Audit Committee alongside Mr. Patton. Mr. Alford and Mr. Naugle are concurrently expected to step down from the Audit Committee.

The members of the Committee are elected by the Board at its first meeting following the annual Shareholders' meeting. Unless a chair is elected by the full Board, the members of the Committee designate a chair by a majority vote of the full Committee membership.

Relevant Education and Experience

Dr. Thomas Patton - Mr. Patton is the former President and COO of Western Silver, and Senior VP Exploration and Business Development, Kennecott, and Managing Director of Rio Tinto Mining and Exploration, South America. Mr. Patton has worked as a resource exploration geologist for over 40 years. He notably headed the Western Silver team that discovered and delineated the world's largest silver reserve, Penasquito, and subsequently sold it to Glamis Gold (now Goldcorp) for $1.2 billion in 2006. These experiences have provided Mr. Patton with the skills to analyze and evaluate the Company's financial statements and understand the internal controls and procedures for financial reporting.

Tony Alford - Mr. Alford has a history of executive leadership, including serving as a director of Revett Minerals Inc. in 2009 and 2010, where he was part of the team that rang the bell on the NYSE Amex listing of the company. Mr. Alford is the founder and president of PBA Consultants Inc., a firm specializing in tax savings and cost reduction services, for many of the fortune 500 companies across the United States. In 1993, Mr. Alford founded Alford Investments focusing on real estate investment properties, pharmacy distribution, food-related and natural resource companies. These experiences have provided Mr. Alford with the skills to analyze and evaluate the Company's financial statements and understand the internal controls and procedures for financial reporting.

Charles Travis Naugle - Mr. Naugle is a seasoned executive and officer in gold, copper, and strategic & critical metals mining companies. He participated in the design, construction, and operation of mining projects in the U.S., Eurasia, Russia, and Asia. His track record includes a focus on environmental and sustainability initiatives in collaboration with local and indigenous peoples, numerous asset and company-level transactions, negotiating international joint ventures, and securing a bilateral mining treaty between two sovereign nations. A licensed Professional Engineer, Mr. Naugle received his MBA from the University of Chicago Booth School of Business and holds a degree in mining engineering from Montana Tech. These experiences have provided Mr. Naugle with the skills to analyze and evaluate the Company's financial statements and understand the internal controls and procedures for financial reporting.

Audit Committee Oversight

Since the commencement of the Company's most recently completed financial year, the Board has not failed to adopt a recommendation of the Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company's most recently completed financial year, the Company has not relied on the exemptions in section 2.4 (De Minimis Non-Audit Services), subsection 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), subsection 6.1.1(5) (Events Outside Control of Member), subsection 6.1.1(6) (Death, Incapacity or Resignation), or under Part 8 (Exemption) of NI 52-110.

Pre-Approval Policies and Procedures

The Committee has adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Board, and where applicable the Committee, on a case-by-case basis.

External Auditor Service Fees

In the following table, "audit fees" are fees billed by the Company's external auditor for services provided in auditing the Company's consolidated financial statements for the subject year. "Audit-related fees" are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. "Tax fees" are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. "All other fees" are fees billed by the auditor for products and services not included in the foregoing categories.

MNP LLP has served as the Company's independent auditors since October 18, 2021, and will be appointed by the Board to continue as the Company's independent auditor for the Company's fiscal year ending December 31, 2026, and until the next annual general meeting of shareholders.

The fees for services provided by MNP LLP, to the Company in each of the fiscal years ended December 31, 2025 and 2024 were as follows:

The fees paid by the Company to its auditor in each of the last two fiscal years, by category, are as follows:

Financial Year Ending	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total
December 31, 2025	C$297,564	N/A	C$23,132	N/A	C$320,696
December 31, 2024	C$229,396	N/A	N/A	N/A	C$229,396

(1) "Audit Fees" include fees necessary to perform the annual audit and quarterly reviews of the Company's consolidated financial statements. Audit Fees include fees for reviewing tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2) "Audit-Related Fees" include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3) "Tax Fees" include fees for all tax services other than those included in "Audit Fees" and "Audit-Related Fees". This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4) "All Other Fees" include all other non-audit services.

All services to be performed by the Company's independent auditor must be approved in advance by the Audit Committee.  Under the Company's Audit Committee Charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by the external auditors. Unless a type of service to be provided by the external auditors receives general pre-approval, it requires specific pre-approval by the Company's Audit Committee.

Exemption

The Company is relying upon the exemption in section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement and Information Circular to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as "householding," reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

  If the shares are registered in the name of the shareholder, the shareholder should contact us at Lion Copper and Gold Corp., 517 West Bridge Street, Suite A, Yerington, NV, 89447, USA, to inform us of their request; or
  If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

ANNUAL REPORT ON FORM 10-K

A copy of the Company's Annual Report is available without charge upon written request to: Lion Copper and Gold Corp., 517 West Bridge Street, Suite A, Yerington, NV, 89447, USA.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR+ website at www.sedarplus.ca and on EDGAR at www.sec.gov. Financial information is provided in the Company's comparative financial statements and management's discussion and analysis for its most recently completed financial year, which will be available online at www.sedarplus.ca.

DIRECTORS' APPROVAL

The contents and the sending of the accompanying notice of Meeting and this Proxy Statement and Information Circular have been approved by the Board.

Dated at Vancouver, British Columbia, this 22nd day of June, 2026.

BY ORDER OF THE BOARD OF DIRECTORS

"Charles Travis Naugle"
Charles Travis Naugle
Co-Chairman of the Board

Schedule "A"

AUDIT COMMITTEE CHARTER

A. PURPOSE

An audit committee is a committee of a board of directors to which the board delegates its responsibility for oversight of the financial reporting process.  Traditionally, the audit committee has performed a number of roles, including:

(a) helping directors meet their responsibilities;

(b) providing better communication between directors and the external auditors;

(c) enhancing the independence of the external auditor;

(d) increasing the credibility and objectivity of financial reports; and

(e) strengthening the role of the directors by facilitating in-depth discussions among directors, management and the external auditor.

National Instrument 52-110 Audit Committees ("NI 52-110") and Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended require that the audit committee also be responsible for managing, on behalf of the shareholders, the relationship between the issuer and its external auditors.  In particular, it provides that an audit committee must have responsibility for:

(a) overseeing the work of the external auditors engaged for the purpose of preparing or issuing an auditors' report or related work; and

(b) recommending to the board of directors the nomination and compensation of the external auditors.

As used herein, the term NI 52-110 shall include, where appropriate, Rule 10A-3.

Although under corporate law, an issuer's external auditors are responsible to the shareholders, in practice, shareholders have often been too dispersed to effectively exercise meaningful oversight of the external auditors.  As a result, management has typically assumed this oversight role.  However, the auditing process may be compromised if the external auditors view their main responsibility as serving management rather than the shareholders.  By assigning these responsibilities to an independent audit committee, NI 52-110 ensures that the external audit will be conducted independently of the issuer's management.

NI 52-110 provides that an audit committee must be directly responsible for overseeing the work of the external auditors engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the issuer, including the resolution of disagreements between management and the external auditors regarding financial reporting.  Notwithstanding this responsibility, the external auditors are retained by, and are ultimately accountable to, the shareholders.  As a result, NI 52-110 does not detract from the external auditors' right and responsibility to also provide their views directly to the shareholders if they disagree with an approach being taken by the audit committee.

The Board of Directors (the "Board") of Lion Copper and Gold. (the "Company") is responsible for the management of the business and affairs of the Company.  The Audit Committee (the "Committee") is appointed by the Board as an independent and objective party to assist in fulfilling the Board's responsibility for oversight of the Company's financial reporting process.

The Company must comply with the applicable requirements of NI 52-110 which includes having a written charter that sets out the Committee's mandate and responsibilities.  The Board may, at any time, amend or rescind any of the provisions hereof, or cancel them entirely, with or without substitution.

B. AUTHORITY

1. The Committee, through its Chair, may directly contact any officer or employee of the Company as it deems necessary or advisable to fulfill its duties and responsibilities, and any officer or employee may bring before the Committee any matter involving questionable, illegal or improper financial practices or transactions;

2. The external auditors will report directly to the Committee.  The external auditors shall have a direct line of communication to the Committee through its Chair and may bypass management if deemed necessary; and

3. The Committee may engage, at the Company's expense, outside independent legal counsel or other advisors as the Committee considers necessary to fulfill its duties and responsibilities and to negotiate compensation arrangements for any such advisors.

C. COMPOSITION AND MEETINGS

1. The Board, at its organizational meeting held in conjunction with each annual general meeting of the shareholders, shall appoint the members of the Committee for the ensuing year.  The Board may at any time remove or replace any member of the Committee and may fill any vacancy in the Committee;

2. The Committee shall be composed of three or more members of the Board, all of whom are financially literate within the meaning of NI 52-110.  A majority of the members of the Committee must not be executive officers, employees or control persons of the Company of any of its affiliates, subject to the exemptions provided for in NI 52-110.The members of the Committee shall appoint from among themselves a Chair of the Committee.  The Chair shall have responsibility for ensuring that the Committee fulfills its principal duties and responsibilities effectively;

3. A minimum of two and at least 50% of the members of the Committee present either in person or by telephone or other telecommunication device at a Committee meeting shall constitute a quorum;

4. If and whenever a vacancy shall exist in a Committee meeting, the remaining members of the Committee may exercise all of its powers and responsibilities provided a quorum has been established;

5. Any matters to be determined by the Committee shall be decided by a majority of votes cast at a Committee meeting called for such purpose.  Actions of the Committee may be taken by an instrument or instruments in writing signed by all of the members of the Committee, and such actions shall be effective as though they had been decided by a majority of votes cast at a Committee meeting called for such purpose.  All decisions or recommendations of the Committee shall require the approval of the Board prior to implementation;

6. The time and place at which a Committee meeting shall be held, and procedures at such meetings shall be determined from time to time by the Committee.  A Committee meeting may be called by email, telephone, facsimile, letter or other communication means, by giving at least 48 hours notice.  Notice of a Committee meeting shall not be necessary if all of the members are present either in person or by telephone or other telecommunication device or if those absent have waived notice or otherwise signified their consent to the holding of such meeting;

7. The Committee may invite such officers, directors and employees of the Company and its subsidiaries as it may see fit, from time to time, to attend at Committee meetings;

8. The Committee shall present its recommendations to the Board.  The Committee may, from time to time, appoint any person who need not be a member, to act as a secretary at Committee meetings;

9. The Committee shall meet at least quarterly, at the discretion of the Chair or a majority of its members, as circumstances dictate or as may be required.  Any member of the Committee or the external auditors may request a meeting of the Committee; and

10. The external auditors shall receive notice of and have the right to attend all Committee meetings.

D. PRINCIPAL DUTIES AND RESPONSIBILITIES

1. The overall duties and responsibilities of the Committee shall be as follows:

(a) assist the Board in the discharge of its responsibilities relating to the Company's accounting principles and reporting practices including its approval of the Company's annual and quarterly consolidated financial statements and corresponding management's discussion and analysis ("MD&A");

(b) establish and maintain a direct line of communication with the Company's external auditors and assess their performance;

(c) ensure that the management of the Company has designed, implemented and is maintaining an effective financial reporting system;

(d) ensure compliance with NI 52-110; and

(e) report regularly to the Board on the fulfillment of its duties and responsibilities.

2. The duties and responsibilities of the Committee as they relate to the external auditors shall be as follows:

(a) verify the independence of external auditors and recommend to the Board a firm of external auditors to be nominated for the purpose of preparing or issuing an auditors' report or performing other audit, review or attest services for the Company;

(b) monitor the independence of the external auditors, receive any required formal written statement from the external auditor delineating relationships between the external auditor and the Company, and confirm the external auditor's independence to the Board on an annual basis;

(c) recommend to the Board the compensation of the external auditor;

(d) oversee the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

(e) pre-approve all non-audit services to be provided to the Company by the external auditors unless otherwise provided for in NI 52-110;

(f) review the audit plan of the external auditors prior to the commencement of the audit;

(g) review with the external auditors any changes or proposed changes in accounting policies, the presentation and impact of significant risks and uncertainties and key estimates and judgments of management that may be material to the Company's financial reporting;

(h) discuss with the external auditors the quality and appropriateness of the Company's accounting principles;

(i) review with the external auditors, upon completion of their audit:

(i) contents of their report including the scope and quality of the audit work performed;

(ii) adequacy of the Company's financial and auditing personnel;

(iii) co-operation received from the Company's personnel during the audit;

(iv) internal resources used;

(v) significant transactions outside of the normal business of the Company;

(vi) significant proposed adjustments and recommendations for improving internal accounting controls, accounting principles or management systems; and

(vii) the non-audit services provided by the external auditors; and

(j) periodically review the Company's financial and auditing procedures and the extent to which recommendations made by the external auditors have been implemented.

3. The Committee shall review and discuss with management and the Auditors, where appropriate, the following financial documents and reports prior to public disclosure:

(a) the annual report, including the audited financial statements and the Auditors' report to the shareholders of the Company, and quarterly financial statements and corresponding MD&A;

(b) all press releases containing financial information extracted or derived from the Company's financial statements or MD&A;

(c) all certifications that may be made by management on the annual or quarterly financial results, disclosure controls and procedures and internal controls over financial reporting;

(d) any legal, tax or regulatory matters that may have a material impact on the Company's operations and financial statements; and

(e) all financial information contained in any prospectus, information circular or other disclosure documents or regulatory filings containing financial information of the Company.

4. The Committee shall recommend to the Board the amendment or approval of all annual and interim financial statements and MD&A and any other documents that may be reviewed by the Committee.

5. Other duties and responsibilities of the Committee shall be as follows:

(a) ensure that procedures are in place for the review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements, such as press releases, and periodically assess the adequacy of the procedures;

(b) implement procedures for the confidential receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;

(c) implement procedures for the confidential receipt, retention, and treatment of complaints received by the Company regarding the alleged violation of and Corporate Governance policies of the Company (including its subsidiaries);

(d) periodically review with the Company's management complaints received under sections 5(b) and (c) above;

(e) review and approve the Company's hiring policies regarding partners, employees or former partners and employees of the present and former external auditors of the Company; and

(f) make recommendations to the Board with respect to any changes or improvements to the financial reporting process including this Charter.

6. RELATED PARTY TRANSACTION REVIEW

In addition to other responsibilities of the Committee, the Committee shall, in compliance with Section 120 of the NYSE Amex Company Guide, review and recommend to the Board of Directors the approval or non approval of all related party transactions, subject, where applicable, to, the related party and the board of directors complying with the provisions of the Business Corporations Act (British Columbia).

Schedule "B"

2026 STOCK AND INCENTIVE PLAN

LION COPPER AND GOLD CORP.

2026 STOCK AND INCENTIVE PLAN

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LION COPPER AND GOLD CORP.

2026 STOCK AND INCENTIVE PLAN

Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's shareholders.

Section 2. Definitions

Unless otherwise indicated, all currency amounts herein are stated in United States Dollars. References to "C$" shall mean Canadian dollars.

As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d) "Board" shall mean the Board of Directors of the Company.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) "Committee" shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be "independent" as defined by the NASDAQ rules and a "non-employee director" within the meaning of Rule 16b-3.

(g) "Company" shall mean Lion Copper and Gold Corp. and any successor corporation.

(h) "Director" shall mean a member of the Board.

(i) "Dividend Equivalent" shall mean any right granted under Section 6(d) of the Plan.

(j) "Eligible Person" shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person, and may only be granted an Award in connection with the provision of services not related to capital raising or promoting or maintaining a market for the Shares.

(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(l) "Fair Market Value" with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(m) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

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(n) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(p) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

(q) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

(r) "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(s) "Plan" shall mean the Lion Copper and Gold Corp. 2026 Stock and Incentive Plan, as amended from time to time.

(t) "Prior Stock Plans" shall mean the Company's 2024 Stock Option Plan and the Company's 20% Fixed Stock Option Plan, as each have been and may be amended from time to time.

(u) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

(v) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(x) "Section 409A" shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(y) "Securities Act" shall mean the Securities Act of 1933, as amended.

(z) "Share" or "Shares" shall mean common shares with no par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(aa) "Specified Employee" shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(bb) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration

(a) Power and Authority of the Committee.  The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Sections 6 and 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Sections 6 and 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Sections 6 and 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

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(b) Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable corporate law.

(c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d) Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person's position with the Company.

Section 4. Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:

(i) 21,559,055 Shares, plus

(ii) any Shares subject to any outstanding award under the Prior Stock Plans that, after August 12, 2026, are not purchased or are forfeited, paid in cash or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award.

On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plans, but all outstanding awards previously granted under the Prior Stock Plans shall remain outstanding and subject to the terms of the applicable Prior Stock Plan.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to and subtracted from the aggregate reserve under paragraph (ii) above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below.

(b) Counting Shares.  For purposes of this Section 4, except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i) Shares Added Back to Reserve. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Solely for the avoidance of doubt and without limiting the foregoing, the following Shares will become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a "net exercise" or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

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(ii) Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iii) Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d) Award Limitations Under the Plan. The limitations contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i) Individual Annual Limitation on Eligible Persons Other Than Non-Employee  Directors. No Eligible Person who is an employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards for more than 12,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii) Limitation for Awards Granted to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee Director during any calendar year shall not exceed $500,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(iii) CSE Limitations. Notwithstanding subsections (i) and (ii) above, and unless shareholder approval in accordance with the policies of the Canadian Securities Exchange (the "CSE") and, where applicable, the NASDAQ Listing Rules, is obtained, the following limitations shall apply to Awards granted under this Plan:

(A) the maximum number of Shares which may be issued pursuant to Awards granted to any one Eligible Person under this Plan, combined with Shares issued pursuant to awards previously granted to the same Eligible Person under the Prior Stock Plans, in any 12-month period shall not exceed 5% of the issued and outstanding Shares, calculated on the date an Award is granted;

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(B) the maximum number of Shares which may be issued pursuant to Awards granted to all Eligible Persons as a group under this Plan, combined with Shares issued pursuant to awards previously granted to all Eligible Persons as a group under the Prior Stock Plans, in any 12-month period shall not exceed 10% of the issued and outstanding Shares, calculated on the date an Award is granted to any Eligible Person; and

(C) the maximum number of Shares which may be issued pursuant to Awards granted to any Eligible Person in their capacity as a consultant, or to persons (in the aggregate) retained to provide Investor Relations Activities (as defined in Policy 1 of the CSE), under this Plan, combined with Shares issued pursuant to awards previously granted to the same Eligible Person or persons in such capacity under the Prior Stock Plans, in any 12-month period shall not exceed 2% of the issued and outstanding Shares, calculated on the date an Award is granted to such consultant or person.

Section 5. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

If the Shares are listed on the CSE, the purchase price per Share will not be lower than the greater of C$0.05 and the last closing price for the Shares as quoted on the CSE on (i) the trading day prior to the date of grant; and (ii) the date of grant.

(ii) Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A) Promissory Notes. For avoidance of doubt, the Committee may not accept a promissory note as consideration.

(B) Net Exercises. The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

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(iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

(B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

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(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee's general authority under Section 3(a) but subject to any specific limitations in Sections 6 and 7, vesting of such Awards may, at the Committee's discretion, be conditioned upon the Participant's completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii) Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

(e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this section shall contain a purchase right or an option-like exercise feature.

(f) General.

(i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

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(iii) Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. The Committee otherwise shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be in accordance with the rules of Form S-8 (e.g., limited to immediate family members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations); and provided, further, that such transfers shall not be made for consideration to the Participant. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.

(iv) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(v) Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company's shareholders, seek to effect any re-pricing of any previously granted "underwater" Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vi) Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes "deferred compensation" to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant's disability or "separation from service" (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

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(vii) Minimum Vesting. Except as provided below, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one (1) year following the date of grant (or, in the case of vesting based upon performance based objectives, exercise and vesting restrictions cannot lapse earlier than the one (1) year anniversary measured from the commencement of the period over which performance is evaluated); provided, however, that the Award Agreement by its terms may permit acceleration or waiver of the minimum restrictions upon a change in control or upon the Participant's separation from service due to death or disability. Notwithstanding the foregoing, the following Awards that do not comply with the one (1) year minimum exercise and vesting requirements may be issued:

(A) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries;

(B) shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one fiscal year;

(C) Awards issued to non-employee Directors that provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual shareholder meeting date following the grant date, so long as the next annual shareholder meeting date is at least fifty (50) weeks after the immediately preceding annual meeting date; and

(D) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Section 4 of the Plan apply.

Nothing in this Section 6 shall limit the authority of the Committee to amend or modify any Award to accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).

(viii) Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7. Amendment and Termination; Corrections

(a) Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

11

(i) amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii) amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv) amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i) require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market, the CSE, or any other securities exchange that are applicable to the Company;

(ii) increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii) increase the share or value limitations contained in Section 4(d) of the Plan;

(iv) permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(f)(v) of the Plan;

(v) permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi) increase the maximum term permitted for Options and Stock Appreciation Rights as specified in and Section 6(b).

(b) Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i) either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant's vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant's rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii) that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

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(iii) that, subject to Section 6(f)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv) that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions

(a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(d)), neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

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(g) Governing Law. The internal law, and not the law of conflicts, of British Columbia shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Section 11. Effective Date of the Plan

The Plan was adopted by the Board on June 26, 2026. The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on August 12, 2026, and the Plan shall be effective as of the date of such shareholder approval. On and after shareholder approval of the Plan, no awards shall be granted under the Prior Stock Plans, but all outstanding awards previously granted under the Prior Stock Plans shall remain outstanding and subject to the terms of the applicable Prior Stock Plan.

Section 12. Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, at midnight on August 12, 2036, unless terminated before then by the Board. Awards may be granted under the Plan until the earlier to occur of termination of the Plan or the date on which all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board's adoption of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

LION COPPER AND GOLD CORP.

Computershare

320 Bay Street, 14th Floor
Toronto, ON M5H 4A6
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on August 12, 2026

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Appointees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Appointees listed on the reverse, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the Meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am (Pacific Time) on August 10, 2026.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of Lion Copper and Gold Corp. (the "Company") hereby appoint: John Banning, CEO, or failing this person, Maria Milagros Paredes, CFO, or failing this person, Edward Mayerhofer, solicitor for the Company (the "Management Appointees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Appointees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at #1200 - 750 West Pender Street, Vancouver, BC, Canada V6C 2T8 on August 12, 2026 at 10:00 am (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against	Abstain
1. Number of Directors To set the number of Directors at five (5).	☐	☐	☐

2. Election of Directors

	For	Withhold		**For**	Withhold		**For**	Withhold
01. Thomas Patton	☐	☐	02. Tony Alford	☐	☐	03. Charles Travis Naugle	☐	☐
04. Frederick Scruggs	☐	☐	05. Mark Sharman	☐	☐			

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	For	Withhold
3. Appointment of Auditors Appointment of MNP LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
4. 2026 Stock and Incentive Plan To approve the Company's 2026 Stock and Incentive Plan, as more particularly described in the accompanying information circular.	☐	☐	☐

	For	Against	Withhold
5. Share Consolidation To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to authorize the consolidation of the outstanding common shares of the Company (the "Common Shares") on the basis of one post-Consolidation Common Share for a number of pre-Consolidation Common Shares to be determined within a range of twenty (20) and thirty (30) pre-Consolidation Common Shares (the "Range") and authorizing the directors of the Company to determine the final Consolidation ratio within such Range (as more particularly described in the accompanying information circular).	☐	☐	☐

	For	Against	Withhold
6. Alter Articles to Increase Quorum for Meetings of Shareholders To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to alter the Articles of the Company to increase the quorum at a meeting of shareholders of the Company to 33 1/3% of eligible shareholders to vote at the meeting, as more particularly described in the accompanying information circular.	☐	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Appointees, this Proxy will be voted as recommended by Management.
If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Date

DD / MM / YY

Signing Capacity

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

QTRQ 386675 AR1

LION COPPER AND GOLD CORP.

Computershare

320 Bay Street, 14th Floor
Toronto, ON M5H 4A6
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual General Meeting to be held on August 12, 2026

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. **We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions.** Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If a date is not inserted in the space provided on the reverse of this VIF, it will be deemed to bear the date on which it was mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, and the VIF appoints the Management Appointees, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. Unless prohibited by law, this VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
9. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
10. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

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VIFs submitted must be received by 10:00 am (Pacific Time) on August 10, 2026.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointee(s)

I/We being holder(s) of securities of Lion Copper and Gold Corp. (the "Company") hereby appoint: John Banning, CEO, or failing this person, Maria Milagros Paredes, CFO, or failing this person, Edward Mayerhofer, solicitor for the Company (the "Management Appointees")

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at #1200 - 750 West Pender Street, Vancouver, BC, Canada V6C 2T8 on August 12, 2026 at 10:00 am (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against	Abstain
1. Number of Directors To set the number of Directors at five (5).	☐	☐	☐

2. Election of Directors

	For	Withhold
01. Thomas Patton	☐	☐
02. Tony Alford	☐	☐
03. Charles Travis Naugle	☐	☐
04. Frederick Scruggs	☐	☐
05. Mark Sharman	☐	☐

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	For	Withhold
3. Appointment of Auditors Appointment of MNP LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
4. 2026 Stock and Incentive Plan To approve the Company's 2026 Stock and Incentive Plan, as more particularly described in the accompanying information circular.	☐	☐	☐

	For	Against	Withhold
5. Share Consolidation To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to authorize the consolidation of the outstanding common shares of the Company (the "Common Shares") on the basis of one post-Consolidation Common Share for a number of pre-Consolidation Common Shares to be determined within a range of twenty (20) and thirty (30) pre-Consolidation Common Shares (the "Range") and authorizing the directors of the Company to determine the final Consolidation ratio within such Range (as more particularly described in the accompanying information circular).	☐	☐	☐

	For	Against	Withhold
6. Alter Articles to Increase Quorum for Meetings of Shareholders To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to alter the Articles of the Company to increase the quorum at a meeting of shareholders of the Company to 33 1/3% of eligible shareholders to vote at the meeting, as more particularly described in the accompanying information circular.	☐	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any VIF previously given with respect to the Meeting. If no voting instructions are indicated above, and the VIF appoints the Management Appointees, this VIF will be voted as recommended by Management.

If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Date

DD / MM / YY

Signing Capacity

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

Q T R Q 3 8 6 6 7 4 A R 1